UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 30, 2011

NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12534 (Commission File Number)	72-1133047 (I.R.S. Employer Identification No.)
4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(Address of principal executive offices)
Registrant’s telephone number, including area code: (281) 210-5100
(not applicable)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement.
     On September 30, 2011, Newfield Exploration Company (the “Company”) completed the public offering of $750,000,000 aggregate principal amount of the Company’s 5 3/4% Senior Notes due 2022 (the “Notes”). The Notes were issued under the Senior Indenture, dated as of February 28, 2001 (the “Senior Indenture”), between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee, as supplemented by the Second Supplemental Indenture, dated as of September 30, 2011 (the “Second Supplemental Indenture”), between the Company and Trustee. The Senior Indenture was filed with the Securities and Exchange Commission (the “Commission”) on February 28, 2001 as Exhibit 4.1 to the Company’s Current Report on Form 8-K, and is incorporated by reference into this Item 1.01. A copy of the Second Supplemental Indenture is filed herewith as Exhibit 4.2 and incorporated by reference into this Item 1.01.
     The Notes have been issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-176218), filed with the Commission on August 10, 2011. The Notes are senior unsecured obligations of the Company and rank equal in right of payment with all of the Company’s other existing and future senior unsecured indebtedness. Interest on the Notes will accrue at a rate of 5.75% per annum and is payable on January 30 and July 30 of each year, beginning July 30, 2012. The Notes mature on January 30, 2022. Additional terms of the Notes are described in the prospectus supplement, dated September 27, 2011, as filed by the Company with the Commission on September 28, 2011, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which relates to the offer and sale of the Notes and supplements the prospectus dated August 10, 2011.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 2.03 by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Second Supplemental Indenture, dated as of September 30, 2011, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY
Date: September 30, 2011	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

Exhibit Index

Exhibit No.	Description
4.1	Senior Indenture, dated as of February 28, 2001, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed with the SEC on February 28, 2001 (File No. 1-12534))

4.2	Second Supplemental Indenture, dated as of September 30, 2011, between the Company and U.S. Bank National Association (as successor to Wachovia Bank, National Association (formerly First Union National Bank)), as Trustee